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                                                                   EXHIBIT 10(y)

                                AMENDMENT NO. 10
                                     to the
                            MARTIN INDUSTRIES, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN



     Pursuant to and in accordance with the provisions of Section 19 of the Martin Industries, Inc. Employee Stock Ownership Plan, as heretofore amended (the "Plan"), the Plan is hereby amended as follows:

              Section 11(a) is hereby amended by adding thereto, at the end thereof, the following:

              Notwithstanding the foregoing, rights with respect to Company Stock that are distributed pursuant to that certain Rights Agreement between the Company and SunTrust Bank, Atlanta, dated as of February 23, 1999, shall be and become part of the shares of Company Stock credited to the Company Stock Accounts of Participants and shares of Company Stock held in the Suspense Account at March 8, 1999.

     This amendment to the Plan shall be effective as of February 18, 1999.



                                               MARTIN INDUSTRIES, INC.


                                                     /s/ Robert L. Goucher
                                               ---------------------------------
                                                         Robert L. Goucher
                                               President Chief Executive Officer

ATTEST:


   /s/ Roderick V. Schlosser
-----------------------------------
    Roderick V. Schlosser
         Secretary



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